UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of Commission only (as permitted by Rule 14a–6(e)(2))
[X]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to 240.14a–11(c) or 240.14a–12

TEKNOWLEDGE CORPORATION
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[   ]    Fee computed on table below per Exchange Act Rule 14a–6(i)(4) and 0–11.

         1)     Title of each class of securities to which transaction applies:
                 ________________________________________________________________________________
         2)     Aggregate number of securities to which transaction applies:
                 ________________________________________________________________________________
         3)     Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0–11:
                 ________________________________________________________________________________
         4)     Proposed maximum aggregate value of transaction:
                 ________________________________________________________________________________
         5)     Total fee paid:
                 ________________________________________________________________________________

[   ]    Fee paid previously with Preliminary Materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:
                 ________________________________________________________________________________
         2)     Form, Schedule or Registration Statement No.:
                 ________________________________________________________________________________
         3)     Filing Party:
                 ________________________________________________________________________________
         4)     Date Filed:
                 ________________________________________________________________________________

1

TEKNOWLEDGE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 5, 2004

        The 2004 Annual Meeting of the Stockholders of Teknowledge Corporation (the “Company”) will be held on Tuesday August 5, 2004 at 10:00 a.m., local time, at the executive offices of the Company, located at 1800 Embarcadero Road, Palo Alto, California 94303 for the following purposes:

1.	To elect a Class I Director of the Company to serve for a three-year term;

2.	To ratify the selection of Grant Thornton LLP as independent public accountants for the Company for the fiscal year ending December 31, 2004;

3.	To transact such other business as may properly come before the 2004 Annual Meeting and any and all adjournments and postponements thereof.

        The Board of Directors has fixed the close of business on July 13, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the 2004 Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the 2004 Annual Meeting is available for inspection at the Company’s executive offices. Stockholders may examine the list during ordinary business hours in the 10-day period prior to the meeting. The list will also be available for inspection at the meeting for any purpose relating to the meeting.

        YOU ARE URGED TO COMPLETE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

BY ORDER THE BOARD OF DIRECTORS

D. A. Bugbee
Secretary

Palo Alto, California
July 21, 2004

TEKNOWLEDGE CORPORATION
1800 Embarcadero Road
Palo Alto, California 94303

ANNUAL MEETING OF STOCKHOLDERS
August 5, 2004

_________________

PROXY STATEMENT

_________________

        This Proxy Statement and the accompanying proxy card are being mailed on or about July 23, 2004, in connection with the solicitation of proxies by the Board of Directors of Teknowledge Corporation (the “Company”), a Delaware Corporation, for use at the 2004 Annual Meeting of Stockholders of the Company to be held on Thursday, August 5, 2004, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

        The cost of soliciting proxies will be borne by the Company, in addition to soliciting stockholders by mail through its regular employees. The Company will request banks, brokers, custodians, nominees, and other fiduciaries to solicit customers who have stock in the Company registered in the names of such persons and will reimburse them for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation

        Only holders of the Company’s Common Stock, par value $.01 per share (“Common Stock”), of record at the close of business on July 13, 2004, will be entitled to vote at the 2004 Annual Meeting. On that date, there were outstanding 5,735,754 shares of Common Stock, all of which are entitled to vote with respect to all matters to be acted upon at the 2004 Annual Meeting.

        Shares of Common Stock may be voted by stockholders in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held on the proposals presented in this Proxy Statement. The Company’s by-laws provide that a majority of all of the shares of the stock entitled to vote, whether present in person, or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Any person giving a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company or by attending the meeting and voting in person. The presence at the 2004 Annual Meeting of a stockholder who has signed a proxy will not in itself revoke that proxy. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

        All shares of Common Stock represented by a properly completed proxy received prior to the taking of any vote at the 2004 Annual Meeting will be voted as directed therein. If no direction is made on the proxy, shares represented by the proxy will be voted “FOR” (i) the election of Dr. Larry E. Druffel to serve as a Class I director for a three-year term; and (ii) the ratification of the selection of Grant Thornton LLP as independent public accountants for the Company for the fiscal year ended December 31, 2004. The Board of Directors knows of no other matters that are to be brought before the 2004 Annual Meeting. If any other matter properly comes before the 2004 Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the 2004 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment.

        Your vote is important. We urge you to sign, date, and mail your proxy card promptly to make certain that your shares will be voted at the meeting.

PROPOSAL 1:	ELECTION OF DIRECTOR

        The Board of Directors currently consists of six members: Neil A. Jacobstein (Chairman), Dr. Larry E. Druffel, Ivan L. Lustig, General Robert T. Marsh (Ret.), Benedict O’Mahoney and James C. Workman. James C. Workman, who served as a member of the Board since 1993, has elected not to stand for reelection at the 2004 Annual Meeting of Stockholders. The Board of Directors is comprised of three classes of directors, each class consisting of one-third of the Board, with one class of the Board being elected each year. At each annual meeting thereafter, nominees for directors in the class whose term is expiring are voted upon, and upon election, such director would serve a three-year term. Following the 2004 Annual Meeting of Stockholders, there will be one vacant seat on the Board of Directors.

        At the 2003 Annual Meeting, General Robert T. Marsh and Ivan L. Lustig were elected as Class III directors to serve a three-year term. At the 2002 Annual Meeting, Neil A. Jacobstein and Benedict O’Mahoney were elected as Class II directors to serve a three-year term. At the 2004 Annual Meeting, the current term of the Class I directors, Dr. Larry E. Druffel and James C. Workman, will expire. Mr. Workman has elected not to stand for reelection. Mr. Workman’s decision not to stand for reelection was not due to any disagreement between Mr. Workman and the Company or its Board of Directors. Dr. Larry E. Druffel is management’s nominee for Class I director. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Company may designate.

		Positions	Director
Name	Age	With the Company	Since

Class I Director who is nominated for reelections at the 2004 Annual Meeting

Dr. Larry E. Druffel	63	Director	1997

Class II Directors whose term expires at the 2005 Annual Meeting

Neil A. Jacobstein	49	Chairman of the Board,	1993
		President, and CEO
Benedict O'Mahoney	44	V.P. Adm. & Legal Affairs	1999

Class III Directors whose term expires at the 2006 Annual Meeting

Gen. Robert T. Marsh	79	Director	1987
Ivan L. Lustig	44	Director	2001

Continuing Class I Director nominated for election at the 2004 Annual Meeting

        Dr.  Larry E. Druffel. Dr. Druffel, 63, was appointed to the Board of Directors in April 1997. Since 1996, he has served as President and a Director of the South Carolina Research Authority (SCRA), a public, non-profit, information technology and R&D organization. He holds a Doctorate Degree in Computer Science from Vanderbilt University and a Master’s Degree in Computer Science from the University of London, and was a director of the Software Engineering Institute at Carnegie-Mellon University from 1986 to 1996. He is Chairman of the Board of the Advanced Technology Institute, a private non-profit corporation. Since 2001, he has served as a member of the Board of Directors of Environmental Enterprise Group, a private environmental clean up company.

Continuing Class II Directors for a Term Expiring in 2005

        Neil A. Jacobstein. Mr. Jacobstein, 49, has served as Chairman of the Board, Chief Executive Officer and President of Teknowledge since November 1999. He served as President, Chief Operating Officer, and a Director of Teknowledge from January 1993 to November 1999. After joining Teknowledge in 1984, Mr. Jacobstein was promoted over a nine-year period to: Senior Knowledge Engineer, Manager of the Research and Advanced Development Group, Vice President and General Manager of Research and Advanced Systems Development, and Vice President and General Manager of the Knowledge Systems Division. Mr. Jacobstein initiated Teknowledge’s eCommerce business unit in 1996. In 1998, he was appointed to the Technology Advisory Board of the U.S. Army’s Simulation, Training, and Instrumentation Command (STRICOM). Prior to joining Teknowledge, Mr. Jacobstein was a Graduate Research Intern and consultant at Xerox PARC, and a Research Associate at CBNS. Since 1992, he has served as the Chairman of the Board of Directors of the Institute for Molecular Manufacturing, a private nonprofit organization. Since November 1999, he has served as a Director of GlobalStake.com, a privately held company offering commercial real estate mortgages, in which Teknowledge has a 19.9% ownership interest. In 1999, Mr. Jacobstein was elected a Henry Crown Fellow in the Aspen Institute’s executive leadership program.

        Benedict O’Mahoney. Mr. O’Mahoney, 44, is Vice President of Administration and Legal Affairs of Teknowledge. Mr. O’Mahoney was elected to the Board in November 1999. Mr. O’Mahoney joined the Company in 1996 as Corporate Counsel and he was promoted to Vice President of Administration and Legal Affairs in October 1999. From 1991 to 1996, Mr. O’Mahoney practiced intellectual property law, and he served as General Counsel for Slatt Mortgage Company from 1988 to 1995. Mr. O’Mahoney serves on the Board of Directors of the Virtual Reality Education Foundation, a non-profit organization.

Continuing Class III Directors for a term expiring in 2006

        General Robert T. Marsh (Ret.). General Marsh (retired four-star Air Force general), 79, was elected a director of American Cimflex Corporation (a predecessor to the Company) in 1987. He served as Chairman of the Board of Thiokol Corporation, an aerospace and defense contractor company, until his retirement in 1991. On April 20, 2001, General Marsh retired as Executive Director of the Air Force Aid Society, a non-profit charitable organization serving the Air Force community, a position he had held since 1995. In 1997, he served as Chairman of the President’s Commission on Critical Infrastructure Protection. General Marsh joined the Board of SI International, an information technology company, in December 1998, and continues to serve on its Board. He serves as Chairman of the Board of Verint Technology Inc., a public company in the communications industry, and he is a trustee emeritus of MITRE Corporation, a private company specializing in information technology. General Marsh is Chairman of the Company’s Finance and Audit Committee.

        Ivan L. Lustig. Mr. Lustig, 44, was elected to the Board in March 2001. Since 1999, Mr. Lustig has served as Managing Director and Head of Media Investment Banking of ABN AMRO Inc., one of the largest public financial institutions in Europe. Prior to that, he spent eleven years at Schroder & Company, a public investment company, operating primarily in the United Kingdom. Mr. Lustig held the position of Managing Director and Head of U.S. Media and Communications Investment Banking at Schroder and Company from 1995 to 1999. Mr. Lustig is a Trustee of the American Museum of the Moving Image and a member of the Socrates Society of the Aspen Institute. Mr. Lustig holds Bachelor of Science, Master of Engineering, and Master of Business Administration degrees from Cornell University.

Vote Required

        If a quorum is present and voting, the nominee for Class I Director receiving the highest number of votes will be elected as a director. Abstentions and broker non-votes will have no effect on the vote. It is intended that shares represented by the enclosed form of proxy will be voted “FOR” the election of the nominee identified above, unless otherwise directed.

Board Recommendation

        The Board of Directors recommends that the Company’s stockholders vote “FOR” the election of Dr. Druffel as a Class I Director.

Board Committees and Meetings

        The Company’s Board of Directors held five regular meetings during 2003. All members of the Board of Directors attended more than 75% of the meetings of the Board of Directors and the committees on which they served. Messrs. Druffel, Lustig, Marsh, and Workman are considered independent under Nasdaq listing standards.

        The Board of Directors of Teknowledge has two standing committees: the Finance and Audit Committee and the Human Resources Committee. The Board of Directors has no standing nominating committee.

        The primary responsibility of the Finance and Audit Committee is to oversee the annual audit of the Company, to recommend to the Board the retention of independent accountants, and to monitor the Company’s internal accounting controls and procedures. The Finance and Audit Committee also reviews and pre-approves any non-audit services that may be performed by them and reviews with the independent public accountants the scope and results of their annual audit, including the audited financial statements for the Company. The Committee is also responsible for overseeing corporate governance issues, especially as they relate to the requirements of Sarbanes-Oxley. The Charter of the Finance and Audit Committee is attached to this Proxy Statement as Appendix A. The current members of the Finance and Audit Committee are Messrs. Druffel, Marsh (Chairman), and Workman. Mr. Workman will no longer be a member of the Finance and Audit Committee following the 2004 Annual Meeting of Stockholders since he is not standing for reelection. The members of the Finance and Audit Committee are independent for purposes of the Nasdaq listing standards. No member of the Finance and Audit Committee currently qualifies as an audit committee financial expert as defined under Item 401(e) of Regulation S-B. The Company expects to recruit one outside board member who meets Nasdaq’s requirements at least one quarter before the July 31, 2005 deadline, when the financial expert regulation becomes a requirement for small companies. The Finance and Audit Committee held three meetings in 2003, at which time they reviewed and discussed the financial results with management and the outside accountants.

        The Human Resources Committee serves as the compensation committee and is responsible for assuring that executive officers and other key personnel of the Company are effectively compensated in terms of salary, incentive compensation, and benefits. The Human Resources Committee also assists management in the selection and review of director candidates for open positions on the Board and the respective standing committees. The current members of the Corporate Human Resources Committee are Messrs. Druffel, Marsh, and Workman (Chairman). Mr. Workman will no longer be a member of the Human Resources Committee following the 2004 Annual Meeting of Stockholders since he is not standing for reelection. The members of the Human Resources Committee are independent for purposes of the Nasdaq listing standards. The Human Resources Committee held one meeting in 2003.

Director Nominations

        Under Nasdaq Item 401(e) of Regulation S-B, the Company has until July 31, 2005 to formalize the process for nominating new members to the Board of Directors. The Board has not yet adopted a charter governing the nomination process; however, the Board of Directors expects to do so by the end of the third quarter of 2004. The entire Board of directors is currently responsible for performing nominating functions. The Board considers suggestions for possible candidates for directors from many sources, including stockholders, the Chief Executive Officer and other directors. In order for stockholder suggestions regarding possible candidates for director to be considered by the Board of Directors, such suggestions should be provided to the Secretary of the Company at the principal offices of the Company in writing by at least 120 days prior to the mailing date of the proxy statement for the annual meeting of the preceding year. Stockholders should include in such communications the name and biographical data of the individual who is the subject of the communication and the individual’s relationship to the stockholder. The nominee for Class I director at the 2004 Annual Meeting of Stockholders was recommended by the entire Board of Directors.

Communications with Directors

        Any stockholder wishing to communicate with any of the Company’s directors may write to the director, c/o Secretary, addressed to the Company at is principal offices. The Secretary will forward these communications directly to the director(s).

Director Attendance at Annual Meetings

        The Company encourages, but does not require, its directors to attend annual stockholders meetings. Last year, two of the six directors attended the 2003 Annual Stockholders Meeting.

Directors’ Compensation

        Directors’ Fees. Each non-employee member of the Board of Directors is entitled to receive cash compensation totaling $10,000 per year, which is paid in quarterly increments of $2,500. However, each non-employee member may elect to receive stock option grants in lieu of cash compensation in accordance with the terms of the Directors’ Option Plan described below. In 2003, Mr. Druffel, Mr. Lustig, and Mr. Marsh elected to receive stock option grants in lieu of cash compensation for each fiscal quarter. Employee directors are not compensated for their services as directors of the Company. In addition to their regular compensation, directors are entitled to be reimbursed for related travel, lodging, and other expenses in attending board and committee meetings.

        Directors’ Option Plan. The Company adopted a new Stock Option Plan for Non-Employee Directors that was approved by the stockholders at the 2002 Annual Meeting. The Directors’ Plan provides that each non-employee director shall be granted, on the date such director becomes a director, an initial option to purchase 3,000 shares of Common Stock, and on the date of each annual meeting thereafter, each continuing non-employee director shall be granted an additional option to purchase 3,000 shares of Common Stock. In addition, prior to any quarter, the Board may elect to grant stock options to each non-employee director in lieu of the $2,500 quarterly fee for service. The number of shares subject to each director fee option would be equal to (a) $2,500, divided by (b) the fair market value of a share of Common Stock on the first business day of the quarter, rounded down to the nearest whole share. Each stock option granted to a director is fully vested on the date of grant and has an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant.

        For information regarding the compensation of executives see “Summary Compensation.”

Executive Officers

        The following details certain information regarding the Company’s other executive officer that is not a member of the Board of Directors.

        Dennis A. Bugbee, 57, has served as Vice President of Finance, Chief Financial Officer, and Secretary of the Company since April 2000. Mr. Bugbee joined the Company in 1990 as the Division Controller for the Knowledge Systems Division in Palo Alto, California. He was promoted to Director of Finance in March 1993 and shortly thereafter to the positions of Treasurer and Corporate Secretary. Prior to joining the Company, Mr. Bugbee held the position of Accounting Manager with TRW’s Space and Defense Sector.

PROPOSAL 2:	RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected the accounting firm of Grant Thornton as independent public accountants to examine and report upon the Company’s consolidated financial statements for the year ended December 31, 2004, and has directed that this selection be submitted to the stockholders for ratification at the 2004 Annual Meeting. Grant Thornton has acted in such capacity since its appointment on July 26, 2001. Stockholder ratification of the selection of Grant Thornton as the Company’s independent public accountants is not required by the by-laws or otherwise. If the stockholders do not ratify the selection of Grant Thornton, the Board of Directors will reconsider the selection of independent public accountants for the Company.

        The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2003 and December 31, 2002 by Grant Thornton LLP.

	Grant Thornton LLP

	2003	2002

Audit Fees	$152,796	$144,736

Audit Related Fees	$-	$-

Tax Fees	$18,990	$18,144

All Other Fees	$3,562	$27,536

        The Chairman of the Finance and Audit Committee pre-approves all audit and any permissible non-audit services. There were no non-audit services performed in 2003. Audit fees include quarterly and annual review of SEC filings and financial results. The preparation of annual state and federal income tax forms is included in tax fees.

        The Finance and Audit Committee has considered the role of Grant Thornton in providing consulting, tax services, and other non-audit services to the Company and has concluded that such services are compatible with Grant Thornton’s independence as the Company’s auditors.

        Representatives of Grant Thornton are expected to be present at the 2004 Annual Meeting and will have the opportunity to make a statement if they desire. The representatives will also be available to respond to appropriate questions from the stockholders. The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum representing a majority of all the attending shares of Common Stock of the Company is present and voting, either in person or by proxy is required for approval of this proposal.

Board Recommendation

        The Board of Directors recommends that the Company’s stockholders vote “FOR” the ratification of the selection of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2004.

REPORT OF THE FINANCE AND AUDIT COMMITTEE

        The Finance and Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Grant Thornton is responsible for expressing an opinion as to the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.

        The Finance and Audit Committee consists of three directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for the Nasdaq Stock Market. The Finance and Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

        The Committee has discussed and reviewed with the auditors all matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Grant Thornton, with and without management present, to discuss the overall scope of Grant Thornton’s audit, the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of its financial reporting.

        The Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

        Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

FINANCE AND AUDIT COMMITTEE

Larry E. DruffelRobert
T. Marsh (Chairman)James
C. Workman

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information concerning the beneficial ownership of Common Stock as of June 1, 2004 by each of the directors and nominee for director of the Company, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. There are no persons known to the Company to own beneficially more than 5% of the Common Stock of the Company.

Name and Address of Beneficial Owner(1)	Common Stock Owned Beneficially(2)		Percent(3)

Neil A. Jacobstein(4)	710,857	(5)	12.4%

Dennis A. Bugbee(4)	112,472	(6)	1.9%

Benedict O'Mahoney(4)	72,000	(7)	1.2%

Robert T. Marsh(4)	39,748	(8)	*

James C. Workman(4)	28,000	(9)	*

Larry E. Druffel(4)	41,748	(10)	*

Ivan L. Lustig(4)	19,748	(11)	*

All Directors and Executive Officers of	1,024,573	(12)	17.1%
the Company as a Group (7 Persons)

              * Less than 1%

(1)

Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and to the information contained in the footnotes to this table.

(2)

All share numbers have been adjusted to give effect to a one-for-five reverse stock split on December 22, 1998. Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.

(3)

Calculated on the basis of 5,735,754 shares outstanding as of June 1, 2004, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after June 1, 2004, are deemed to be outstanding for purposes of calculating that stockholder’s percentage beneficial ownership.

(4)	The address of all directors and executive officers is the Company’s Executive Offices located at 1800 Embarcadero Road, Palo Alto, California 94303.

(5)

Includes 20,000 shares owned by Mr. Jacobstein’s spouse; with respect to which, Mr. Jacobstein disclaims beneficial ownership. (6) Includes 65,000 shares that may be purchased upon the exercise of employee stock options that are currently exercisable or will

(6)	Includes 65,000 shares that may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2004.
(7)	Includes 72,000 shares that may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2004.
(8)	Includes 39,748 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2004.
(9)

Includes 24,000 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2004. Includes 4,000 shares beneficially owned by Mr. Workman’s spouse.

(10)	Includes 31,748 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2004.
(11)	Includes 19,748 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2004.
(12)	Includes options for 252,244 shares that are currently exercisable or will become exercisable within 60 days of June 1, 2004.

EXECUTIVE COMPENSATION AND OTHER MATTERS

        The following table sets forth the cash compensation paid to the Chief Executive Officer and the two most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for all services to the Company in the fiscal years ended December 31, 2003, 2002, and 2001.

SUMMARY COMPENSATION TABLE

		Annual Compensation

Name and Principal Position	Year	Salary	Bonus
		$(1)	$(2)

Neil Jacobstein, Chair, Pres, CEO	2003	246,000
	2002	240,350
	2001	202,999	151,605

Benedict O'Mahoney, VP Adm & Legal	2003	129,150
	2002	130,700	30,750
	2001	131,971	30,750

Dennis Bugbee, VP and CFO	2003	155,101
	2002	145,614	12,150
	2001	141,894	10,125

(1)	Includes 401(k) deferred compensation and 5% Company matching provision.
(2)

The bonuses set forth in this column are generally paid after the conclusion of the annual audit following the year to which they relate. Mr. Jacobstein elected to waive his potential bonus in 2002 and 2003.

FISCAL YEAR-END OPTION VALUES

        The following table provides the specified information concerning unexercised options held as of December 31, 2003, by the persons named in the Summary Compensation Table above. There were no exercises of options by the executive officers named in the Summary Compensation Table above during the fiscal year ended December 31, 2003.

Name	Number of Securities Underlying Unexercised Options at FYE (Exercisable/Unexercisable) (#)	Value of Unexercised In-the-Money Options at FYE (Exercisable/Unexercisable) ($)(1)

Neil Jacobstein, Chair, Pres, CEO	-/-	-/-

Benedict O'Mahoney, VP Adm & Legal	72,000/-	69,700/-

Dennis Bugbee, VP and CFO	65,000/-	68,913/-

(1)

The value of unexercised in-the-money options is determined by multiplying the number of shares under the option by the difference between the December 31, 2003, closing price of $3.70 and the grant price.

Employment Contracts and Termination of Employment and Change of Control Arrangements

        Neil Jacobstein, Chairman of the Board, Chief Executive Officer, and President, has an employment agreement with the Company that provides for a 2004 base salary of $234,000. Mr. Jacobstein’s salary has remained constant since 2002. Mr. Jacobstein is eligible for a bonus but he waived his potential bonuses for 2002 or 2003. In addition, he has not been granted stock options since 1994. Mr. Jacobstein’s employment agreement includes an incentive compensation plan that provides for additional compensation when certain target objectives are achieved in six strategic categories that have been determined and assessed by the Board of Directors to a maximum of 120% of his annual base salary. Mr. Jacobstein has a severance package that entitles him to severance benefits equal to his most recent twelve-month salary and bonus. In the event of a change of control, defined as any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, Mr. Jacobstein will be entitled to the following severance benefits: (i) full accrued salary and vacation pay, (ii) accrued incentive compensation awarded or determined to be awarded by the Board of Directors, (iii) insurance coverage, (iv) retirement benefits, and (v) a lump sum severance payment equal to two times the total cash compensation (salary and bonus) for the previous two years.

Related Party Transactions

        In November 1999, Teknowledge agreed to provide patent licenses, technology, and $1,200,000 in seed money for a web-based company, GlobalStake.com, which was spun off from Teknowledge. The Company’s investment in GlobalStake.com’s Series A preferred stock represents a 19.9% ownership interest. GlobalStake.com began by offering full-service, discounted consumer real estate transactions on the Internet, but in December 2000 it modified its strategy to focus on a business-to-business model for conducting commercial real estate mortgages.

        In the fourth quarter of 2002, the Board of Directors and management reviewed the performance and prospects of GlobalStake.com, the difficult environment for raising capital for development stage companies, and the undivided interest in Teknowledge intellectual properties using traditional valuation methods, including projected discounted cash flows and capitalization of income. The Board and management considered GlobalStake.com’s 2002 performance, but also comparative market valuations, as well as the probability of successfully raising needed additional capital from third parties, and thus have determined that its investment is impaired. Based on the resulting analysis of the investment’s fair value, and the belief that this condition is other than temporary, Teknowledge recorded a non-cash charge of $1,206,293 to reduce the carrying value of this investment to its estimated fair value of zero.

        Neil Jacobstein, Chief Executive Officer of Teknowledge, represents Teknowledge in one out of six seats on the Board of Directors of GlobalStake.com. He owns approximately 7% of the common shares of GlobalStake.com on a diluted basis at December 31, 2003. These are nonvoting shares.

EQUITY COMPENSATION PLAN INFORMATION

        The Company currently maintains two compensation plans that provide for the issuance of Common Stock of the Company to officers and other employees, directors, and consultants. These consist of the 1998 Stock Option Plan (the “1998 Plan”) and the 2002 Stock Option Plan for Non-Employee Directors (the “Director Plan”). The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2003.

Plan category	Number of securities to be	Weighted-average	Number of securities
	issued upon exercise of outstanding options, warrants and rights	exercise price of outstanding options, warrants and rights	remaining available for future issuance under equity compensation plans
(excluding securities reflected
	(a)	(b)	in column (a))

Equity compensation	1,617,919(1)	$ 3.37	456,069(2)
plans approved by
security holders

Equity compensation
plans not approved by
security holders

Total	1,617,919	$ 3.37	456,069

(1)

Consists of 1,477,919 shares subject to options that are outstanding and shares available for future issuance under the 1998 Plan and 140,000 shares subject to options that are outstanding and shares available for future issuance under the Director Plan.

(2)

Consists of 426,819 shares that are reserved for issuance under the 1998 Plan and 29,250 shares reserved for issuance under the Director Plan. Stockholder approval is required to increase the number of options available under either plan.

ADDITIONAL INFORMATION

Submission of Stockholder Proposals

        The Company must receive proposals for action at the 2004 Annual Meeting of Stockholders at its principal executive offices at 1800 Embarcadero Road, Palo Alto, California 94303, no later than March 21, 2005. Any such submission must conform to the regulations of the Securities and Exchange Commission concerning stockholder proposals. Stockholder business that is not intended for inclusion in the Company’s proxy materials may be brought before the annual meeting so long as the Company receives notice of the proposal as specified by the Company’s by-laws, addressed to the Secretary at the principal executive offices, not later than the specified date.

        Stockholder proposals may be included in the Company’s proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in the applicable Securities and Exchange Commission rules. Should a stockholder proposal be presented before the 2004 Annual Meeting of Stockholders, regardless of whether it is included in our proxy materials, the Company’s management proxy holders will be authorized by the proxy form to vote for or against the proposal in their discretion if:

+	the Company does not receive notice of the proposal, addressed to the Secretary at the principal executive offices of the Company prior to the close of business on June 8, 2005; or

+

the Company receives notice of the proposal prior to such time and provides information in the proxy statement (a) regarding the nature of the matter and (b) advising stockholders how management intends to exercise its discretion to vote on the matter.

Annual Report

        Accompanying this Proxy Statement is a copy of the Company’s Annual Report for the year ended December 31, 2003. A complete copy of the 10-KSB (without exhibits) as filed with the Securities and Exchange Commission, including the financial statements and the financial statement schedules, can be obtained without charge from the Company upon receipt of a written request from the security holder addressed to the Secretary. The Company will also furnish a copy of any exhibit included in the 10-KSB upon payment of a $5.00 fee and receipt of a written request for such exhibit. The written request should be directed to Dennis Bugbee, Secretary, Teknowledge Corporation, 1800 Embarcadero Road, Palo Alto, California 94303.

Other Matters

        The Board of Directors knows of no other business that will be presented in the meeting. If matters other than those described herein should properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

BY ORDER THE BOARD OF DIRECTORS

D. A. Bugbee
Secretary

Palo Alto, California
July 21, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Appendix A

CHARTER
FINANCE AND AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
TEKNOWLEDGE CORPORATION
May 9, 2004

I.	STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Teknowledge Corporation (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes, and membership requirements.

        The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public. The Committee shall also review the qualifications, independence, and performance, and approve the terms of engagement of the Company’s independent auditor and prepare any reports required of the Committee under rules of the Securities and Exchange Commission (“SEC”).

        The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate special investigations, and, hire special legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

II.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of the Nasdaq Stock Market. In addition, the Committee shall not include any member who:

+	accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board;

+	is an executive officer of the Company, or beneficially owns or controls, directly or indirectly, more than 10% of the Company’s outstanding common stock or is otherwise an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of the Nasdaq Stock Market.

        Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities. No Committee member shall simultaneously serve on the audit committee of more than three public companies without prior disclosure to the Committee and the Board and an affirmative determination by the Board that such service does not impair the ability of such member to serve effectively on the Committee, which determination shall be disclosed in the annual proxy statement.

        The members of the Committee shall be appointed by the Board and shall serve until their resignation or removal or until their successors are duly elected and qualified. The Board may replace any member of the Committee. Unless elected by the full Board, the members of the Committee may designate a chairperson by majority vote of the full Committee membership in accordance with the by-laws of the Corporation.

III.	MEETINGS

        The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee meeting can be held in conjunction with the regular quarterly Board meetings. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee may also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV.	COMMITTEE AUTHORITY AND RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee shall:

A. Oversight of the Company’s Independent Auditor

            1.        Be directly and solely responsible for the appointment, compensation, retention, and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

            2.        Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence, and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor

            3.        Evaluate annually the qualifications, performance, and independence of the independent auditor, including a review of whether the independent auditor’s quality-control procedures are adequate, and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company’s internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action

            4.        Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

            5.        Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications, and, if applicable, performance, and approve the fees and other terms of any such engagement.

6. Approve as necessary the termination of the engagement of the independent auditor.

            7.        Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were “passed” (as immaterial or otherwise), any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company’s management.

            8.        Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures, and treatments and the treatment preferred by the independent auditor.

B. Review of Financial Reporting, Policies and Processes

            1.        Review and discuss with management and the independent auditor the Company’s annual audited financial statements and any certification, report, opinion, or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-KSB.

2. Periodically meet separately with management and with the independent auditor.

            3.        Review with management its assessment of the effectiveness and adequacy of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), review annually with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s attestation.

            4.        Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings

            5.        Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

6. Review the significant reports to management prepared by the internal auditors.

C. Risk Management, Related Party Transactions, Legal Compliance, and Ethics

            1.        Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company’s ability to record, process, summarize, or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2. Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

            3.         Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

            4.         The Committee shall consider and present to the Board for adoption a Code of Ethics for the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions, which meets the requirements of Item 406 of the SEC’s Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics.

            5.         Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

6. Review with the Company’s general counsel and report to the Board on litigation, material government investigations, and compliance with applicable legal requirements.
7. Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.
8. Review and reassess the Charter’s adequacy as appropriate.

TEKNOWLEDGE CORPORATION

1800 Embarcadero Road

Palo Alto, California 94303

Proxy for Annual Meeting of Stockholders on August 5, 2004

This Proxy is Solicited on Behalf ofthe Board of Directors

        The Undersigned herebyappoints Neil Jacobstein and Dennis Bugbee, and each or either of them as proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote all the shares of the Common Stock, par value $.01 per share (the “CommonStock”), of Teknowledge Corporation (the”Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to beheld on August 5, 2004, commencing at 10:00 a.m., local time, at the Company’s executive offices located at 1800 Embarcadero Road, Palo Alto, California or any adjournment of postponement thereof (1) as hereafter specified upon the proposals listed below and as particularly described in the Company’s Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

        The undersign hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report for the fiscal year ended December 31, 2003.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please mark votes as in this example X

In their discretion, the proxy holders are authorized to vote upon such other business as may
This proxy when properly executed will be voted in the	properly come before the meeting.
manner directed herein by the undersigned stockholder. If
no directions are specified, this Proxy will be voted FOR	Please sign exactly as the name(s) appear on your stock certificate. If shares of stock stand on
Proposals 1 and 2.	record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign the Proxy. When signing as
1. Election of Directors:	attorney, executor, administrator, trustee or guardian, please give your full title. If a
The Board has nominated Dr. Larry E. Druffel as Class I	corporation holds shares of stock, the president or other authorized officer, on behalf of the
director to serve a term of three years or until his successor	corporation, should execute the Proxy. If a partnership, the Proxy should be executed in the
is duly elected and qualified	partnership name by an authorized individual.

For Withhold
Signature: Date
Nominee: Dr. Larry E. Druffel

For Against Abstain	Signature: Date
2 To ratify the selection of
Grant Thornton LLP as the
Company's independent public	Mark Here For Address Change and Note Below.
accountants for the fiscal year
ending December 31, 2004

Please complete, date, sign and mail this proxy in the enclosed postage prepaid envelope.